++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
ENROLLMENT FORM
For TIAA-CREF Group
Retirement Annuity Certificates
For Plans Covered By ERISA

IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition

Instructions  for filling  out the  ENROLLMENT  FORM

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

ENROLLMENT FORM
For TIAA-CREF Group
Retirement Annuity Certificates
For Plans Not Covered By ERISA

IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (FLA.) Instructions for filling out the ENROLLMENT FORM

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:
Please read all information and sign where indicated. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GRA (Non-ERISA) 9/97 FLA. ENROLLMENT FORM for TIAA and CREF GROUP Retirement Annuity CERTIFICATES (FOR PLANS NOT COVERED BY ERISA) Please type or print in ink and provide all information requested. G

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This enrollment form is for certificates issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

Signed                             Date
Signature of Florida Licensed Agent
LIC. NO. 593282667

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
G10.1.3N (10/95) FLA.

Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information, is guilty of a felony of the third degree.

(C) 1997 Teachers Insurance and Annuity Association* College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA (Non-ERISA) 9/97 FLA.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

ENROLLMENT FORM
For TIAA-CREF Group
Retirement Annuity Certificates
For Plans Not Covered By ERISA
IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.

It's Easy to Enroll Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition (CA) Instructions for filling out the ENROLLMENT FORM

1. Personal Information Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: In the future, CREF may restrict transfers from any of the CREF accounts to one per calendar quarter. You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly.

For more information, please see the CREF prospectus.

CALIFORNIA RESIDENTS PLEASE NOTE: These annuity certificates are issued in California, where the TIAA Real Estate Account is not available. California residents cannot allocate to this account.

3. Your  designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

  4. note:  Please read all
information  and sign where  indicated.

CREF  certificates  are  distributed  by TIAA-CREF  Individual  &  Institutional
Services. Standard GRA (Non-ERISA) 9/97 CA ENROLLMENT FORM for TIAA and CREF GROUP Retirement Annuity CERTIFICATES (FOR PLANS NOT COVERED BY ERISA) Please type or print in ink and provide all information requested. G

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % N/A % % % % % % % % % = 100%


3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This enrollment form is for certificates issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

I have read and understood all provisions of this
enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.
         Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n
                                            Code
G10.1.3N (10/95)  CA

(C) 1997 Teachers Insurance and Annuity Association* College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA (Non-ERISA) 9/97 CA

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
ENROLLMENT FORM
For TIAA-CREF Group
Retirement Annuity Certificates
For Plans Not Covered By ERISA
IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings.

It's Easy to Enroll
Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays

9/97  edition

Instructions  for filling  out the  ENROLLMENT  FORM

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

You can allocate premiums to the TIAA Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%. NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account.

You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

If  you  die  before  annuity   payments  start,   your  designated
beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries.

If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate.

If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

Please read all information and sign where indicated. CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GRA (Non-ERISA) 9/97 ENROLLMENT FORM for TIAA and CREF GROUP Retirement Annuity CERTIFICATES (FOR PLANS NOT COVERED BY ERISA) Please type or print in ink and provide all information requested.

1. Personal Information Last Name First Middle n Mr. n Mrs. n Ms. n Dr. n Other Mailing Address Street City State Zip Code Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name ( ) n M n F Mo. Day Yr. Employing Institution Campus/Branch Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA TIAA CREF CREF CREF CREF CREF CREF CREF CREF
Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond % % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies)Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This enrollment form is for certificates issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts.

I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real Estate Account prospectus.

         Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. n

                                            Code
G10.1.3N (10/95)
For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning.

People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

* knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

* knowingly include in their application or statement of claim any materially false or misleading information; and/or

* knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim.

A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages. New York residents, please note:
Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation. Colorado residents, please note:

Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association (Degree) College Retirement Equities Fund

Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA (Non-ERISA) 9/97

                                                                File: GRA(N).TXT

                                   ENROLLMENT
                                    FORM FOR
                                   TIAA-CREF
                                     GROUP
                                   RETIREMENT
                                    ANNUITY
                                  CERTIFICATES

                         For Plans Not Covered By ERISA

IMPORTANT: Use this enrollment form to enroll in your institution's basic retirement plan only, not for personal tax-deferred savings. It's Easy to Enroll Just complete the enrollment form and return it to your benefits office. Questions? Call our Enrollment Hotline at 1 800 842-2888 8am - 11pm ET weekdays 9/97 edition Instructions for filling out the ENROLLMENT FORM

1. Personal Information

Your retirement income starting date is when you plan to start receiving TIAA-CREF retirement income. You can change it any time. If you do not select a date or an age, we will assume age 65 when preparing your benefit illustrations.

2. Your premium allocation

You can allocate premiums to the TIAA
Traditional Annuity, the CREF Stock and Money Market accounts, and to any of the other TIAA and CREF accounts available under your employer's retirement plan. Before allocating money to any account (other than the TIAA Traditional Annuity) please read the current prospectus. Premium allocations have to be in whole percentages and total 100%.

NOTE: TIAA limits transfers from the Real Estate Account to one per calendar month. In the future, TIAA and CREF may restrict transfers from the Real Estate Account or from any of the CREF accounts to one per calendar quarter. TIAA has the right to stop accepting premiums and/or transfers to the Real Estate Account. You can change your allocation of future premiums anytime. If your allocation does not total 100%, if it violates any plan limitations, or if we receive your premiums before we receive your enrollment form, any premiums will go to the CREF Money Market Account. Upon receiving a valid allocation, we will apply all future premiums accordingly. For more information, please see the CREF prospectus.

3. Your designation of beneficiary

If you die before annuity payments start, your designated beneficiary(ies) will receive the total value of your accumulations as a death benefit. If no primary beneficiary lives longer than you, death benefits will go to your contingent beneficiary(ies). For example, a married person with children might name the spouse as primary beneficiary and the children as contingent beneficiaries. If you die before annuity payments start, have not named a beneficiary, and leave no spouse, your estate receives the entire accumulation. If you leave a spouse, he or she will receive 50% of the value of your accumulation under each certificate; the remainder will be paid to your estate. If you do not have the date of birth and / or Social Security number for one of your beneficiaries, you can send in this form now and forward the information to us later. The beneficiary designations that you provide on this form will apply only to this contract. If you have other TIAA-CREF contracts, you may want to make sure your beneficiary designations reflect your current intentions. For any questions about naming your beneficiary(ies), please call us at 1 800 842-2776.

4. note:

Please read all information and sign where indicated.

CREF certificates and interests in the TIAA Real Estate Account are distributed by TIAA-CREF Individual & Institutional Services. Standard GRA (Non-ERISA) 9/97

ENROLLMENT FORM for TIAA and CREF GROUP Retirement Annuity CERTIFICATES (FOR PLANS NOT COVERED BY ERISA)

Please type or print in ink and provide all information requested.

1. Personal Information
Last Name First   Middle  [ ] Mr.   [ ] Mrs.   [ ] Ms.   [ ] Dr.   [ ] Other
Mailing Address    Street City State Zip Code
Daytime Telephone Number Sex Date of Birth Social Security Number Spouse's Name
(         )[ ]  M  [ ] F Mo.         Day          Yr.
Employing Institution Campus/Branch  Job Title/Position

Your Retirement Income Starting Date The first day of (Month) (Year) , or at the age of .

2. Your Premium Allocation

TIAA    TIAA    CREF    CREF    CREF     CREF     CREF     CREF     CREF    CREF

Traditional Real Estate Stock Money Market Social Choice Bond Market Global Equities Growth Equity Index Inflation-Linked Bond

% % % % % % % % % % = 100%

3. Your Designation of Beneficiary

Name(s) of Primary Beneficiary(ies) Relationship to You Date of Birth Social Security Number Name(s) of Contingent Beneficiary(ies) Relationship to You Date of Birth Social Security Number

4. This enrollment form is for certificates issued under a retirement plan not covered by the Employee Retirement Income Security Act of 1974 (ERISA). Generally, retirement plans other than those of public institutions and certain churches are covered by ERISA. If you are employed at any time by an employer whose retirement plan is covered by ERISA, your benefits from contributions made under that plan will be subject to your spouse's rights. This could affect your beneficiary designation if you have named someone other than your spouse.

You cannot assign or take loans from these certificates. Distributions before age 591/2, or before termination of service, may be prohibited, limited, and/or subject to substantial tax penalties. Your TIAA certificate allows transfers to CREF from your Traditional Annuity accumulation over a ten-year period and from your Real Estate Account accumulation in a single sum. Cash withdrawals from your Traditional Annuity accumulation are allowed, if permitted by your employer's retirement plan and subject to a surrender charge, only within 120 days after termination of employment. Your CREF certificate may limit, in accordance with the terms of your employer's retirement plan, cash withdrawals, transfers among the CREF accounts and transfers to alternate funding vehicles.

CREF account accumulations and benefit payments, and Real Estate Account accumulations, are variable and not guaranteed; they depend on the investment performance of these accounts. I have read and understood all provisions of this enrollment form. I have received a current CREF prospectus and a current Real

Estate Account prospectus.
         Signed                             Date

If you would like to receive CREF's Statement of Additional Information, which supplements the CREF prospectus, check here. [ ]

                                            Code
G10.1.3N (10/95)

For your protection, some states require a warning against fraud to appear on this form. These states, including Colorado, Kentucky, New York, and Ohio, require a warning substantially similar to the following warning. People who file applications for insurance or statements of claim commit a fraudulent insurance act if they:

o knowingly do so with intent to injure, defraud, or deceive any insurance company or another person; and/or

o knowingly include in their application or statement of claim any materially false or misleading information; and/or

o knowingly conceal information for the purpose of misleading concerning any fact material to the application or claim. A fraudulent insurance act is a crime, and penalties may include imprisonment, fines, denial of insurance, and civil damages.

New York residents, please note:

Civil penalties shall not exceed $5,000 and the stated value of the claim for each such violation. Colorado residents, please note: Any insurance company or any agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or to a claimant for the purpose of defrauding or attempting to defraud the policyholder or the claimant with regard to a settlement or award payable from the insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

(C) 1997 Teachers Insurance and Annuity Association o College Retirement Equities Fund Printed on Recycled Paper

Teachers Insurance and Annuity Association

College Retirement Equities Fund

730 Third Avenue
New York, NY 10017-3206
1 800 842-2733
212 490-9000

Standard GRA (Non-ERISA) 9/97